Vanguard® Global ESG Select Stock Fund
Schedule of Investments (unaudited)
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (99.0%)
Canada (1.9%)
BCE Inc.	482,418	17,909
France (6.8%)
Cie Generale des Etablissements Michelin SCA	952,717	28,304
Schneider Electric SE	124,422	19,143
L'Oreal SA	40,805	17,151
		64,598
Hong Kong (2.3%)
AIA Group Ltd.	2,488,719	21,611
Japan (5.2%)
Recruit Holdings Co. Ltd.	1,064,100	30,511
Mitsubishi UFJ Financial Group Inc.	2,323,600	19,493
		50,004
Netherlands (9.5%)
DSM-Firmenich AG	330,524	29,964
ING Groep NV	1,857,522	23,815
ASML Holding NV	35,469	21,321
Wolters Kluwer NV	123,457	15,840
		90,940
Singapore (2.7%)
DBS Group Holdings Ltd.	1,065,072	25,587
Spain (5.1%)
Industria de Diseno Textil SA	757,781	26,157
Iberdrola SA	2,024,237	22,514
		48,671
Switzerland (2.4%)
Novartis AG (Registered)	240,040	22,472
Taiwan (3.7%)
Taiwan Semiconductor Manufacturing Co. Ltd.	2,189,163	35,754
United Kingdom (8.5%)
National Grid plc	2,106,564	25,116
Compass Group plc	836,326	21,085
Diageo plc	514,691	19,464
GSK plc	870,758	15,523
		81,188
United States (50.9%)
Microsoft Corp.	165,701	56,025
Deere & Co.	94,595	34,561

			Shares	Market Value ($000)
		Visa Inc. Class A	142,025	33,390
		Northern Trust Corp.	502,998	33,153
		Texas Instruments Inc.	232,034	32,951
		Home Depot Inc.	103,661	29,511
		Cisco Systems Inc.	553,073	28,832
*		Edwards Lifesciences Corp.	447,559	28,519
		Merck & Co. Inc.	258,298	26,527
		Accenture plc Class A	87,354	25,952
		Automatic Data Processing Inc.	105,046	22,923
		Prologis Inc.	223,786	22,546
		Colgate-Palmolive Co.	279,005	20,959
		Procter & Gamble Co.	138,312	20,751
		Weyerhaeuser Co.	722,414	20,726
		Danaher Corp.	97,146	18,654
		Progressive Corp.	100,999	15,967
		Trane Technologies plc	74,226	14,126
				486,073
Total Common Stocks (Cost $888,231)				944,807
		Coupon
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[1]	Vanguard Market Liquidity Fund (Cost $5,262)	5.420%	52,633	5,263
Total Investments (99.5%) (Cost $893,493)				950,070
Other Assets and Liabilities—Net (0.5%)				4,454
Net Assets (100%)				954,524
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	503,982	—	—	503,982
Common Stocks—Other	—	440,825	—	440,825
Temporary Cash Investments	5,263	—	—	5,263
Total	509,245	440,825	—	950,070